UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2022

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: muhlenkamp.com/muhlx/

This Page Intentionally Left Blank.

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July 2022

Fellow Investors,

In our last letter we wrote about inflation and four other “seismic shifts” in the investing environment. This quarter we continue to focus on U.S. inflation. We expect to discuss the other four in the future as events continue to unfold.

U.S. inflation in the second quarter remained high with the May 31, 2022 Consumer Price Index (CPI) indicating an 8.6% year-over-year increase in prices, up from 7.9% at the end of February and 7% at the end of December 2021. This high, and still rising, inflation prompted the Federal Reserve to raise their federal funds target rate by .75% at their June meeting. The federal funds rate is a very short-term interest rate and the only one directly set by the Federal Reserve. This was the 3rd increase in the federal funds rate this year and the largest one yet. The Federal Reserve has also ended their bond and mortgage-backed security purchasing program, but they have not yet reduced their holdings of these securities even though they have announced plans to do so.

We are also seeing market-driven interest rates continue to rise. As of June 26, 2022 the yield on the 30-year Treasury bond is 3.26% (up from 2% at the end of December 2021) and the average interest rate on a 30-year mortgage is 5.8% (up from 3.2% at the end of December 2021). Higher mortgage rates and rising home prices have dramatically slowed new home sales forcing home builders to start cutting prices and rolling out incentives to move inventory. While we don’t expect a housing bust on the order of 2006 – 2009 the rapid degradation of the housing market has prompted us to re-evaluate our investments in homebuilders.

We observed 1st quarter that the most speculative assets had begun to decline precipitously, specifically mentioning growth stocks. The price declines in these sorts of assets have continued in the 2nd quarter with the most dramatic being the roughly 50% decline in the price of Bitcoin over the last 90 days. Cryptocurrencies more generally have been hard hit with several less well-known coins failing completely, at least one crypto invested hedge fund closing, and a crypto-based online bank of sorts halting redemptions. We suspect more pain to come in this space. (We have no investments in cryptocurrencies or the companies that are dependent on them).

We continue to expect inflation and higher interest rates to generally drive asset prices lower in the bond and equity markets as described last quarter.

We also expect a financial crisis of some sort to develop. The cheap money of the last decade was fuel for any number of speculative enterprises and malinvestment. As central banks, led by the U.S. Federal Reserve, increase the price of money, and withdraw excess funds from the financial system, we expect some of these speculations will fail, some overly indebted companies will fail, and overly indebted governments will struggle to finance themselves. Sooner or later, this will create a

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crisis. Our guess is that as interest rates rise a liquidity crisis will develop (a shortage of dollars somewhere in the financial system) or the U.S. economy will enter a recession. This will likely be before inflation is back below the Federal Reserve’s 2% target. This will place the Fed on the horns of a dilemma:  does the Fed continue to fight inflation in the face of the economic pain such actions are causing, or do they reverse course, push dollars into the economy to address the recession or the crisis, and allow inflation to continue at a level higher than their target?  If they reverse course, we think the result is low growth and high inflation (stagflation). If they stay the course, the result will be sharper pain in the near term but better growth and lower inflation once the crisis resolves. We don’t know which path the Federal Reserve will choose when the time comes.

The Federal Reserve is not the only portion of the government that is concerned about inflation. The White House also appears to be concerned and has floated a number of ideas about how to reduce high prices. These ideas include price caps, taxes on windfall energy profits, a “holiday” on the federal gas tax, and public shaming of several companies and industries. We don’t think any of these ideas will be effective in reducing inflation as they either subsidize consumption (maintain or increase demand) or penalize production. This is the opposite of what you want to do in both cases. To tame inflation you need to either increase supply or decrease demand, or a combination of the two. You also need to stop creating money faster than you are creating goods and services. (For example, California’s plan to hand out cash to taxpayers to mitigate the effects of inflation will not reduce inflation, in our opinion). We also saw these types of measures tried in the ‘70s. They didn’t work then; we don’t expect them to work now if they are actually implemented.

You may have noticed our relatively large investments in energy. Allow us to explain the reasoning behind that. We’ve observed that the oil and gas industry in general has under-invested in new capacity for the last few years:  government policy, shareholder activism, COVID-19, and profligate spending 5 to 10 years ago all contributed to recent decisions by managements to reduce capital expenditures, cut costs, and streamline their businesses. Profitability and free cash flow have replaced growth as their primary goals. This change in goals has stabilized supply. Then, nature struck in Europe last winter when unusually calm wind conditions took their windmills offline and caused the price of natural gas to spike. Next, Russia invaded the Ukraine and Western Europe unleashed sanctions against Russian oil. Russia retaliated by first demanding payment for natural gas in Rubles, then shutting off supplies of natural gas to some European countries. This is the “perfect storm” that has driven oil and gas prices higher. We didn’t predict the tough European winter or the Ukraine War, we simply observed that the energy boom and bust had played out, energy companies were cheap during COVID when the market was oversupplied due to the shutdowns, and energy companies had become better, more profitable companies. This prompted our early investments. We’ve also spent a fair bit of time

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thinking about how to invest if the current inflation continues despite, or because of, government action. We tapped Ron’s expertise here as he was investing during the ‘70s and he recalled that energy was one of the few sectors that did well during that period. We thus have reason to believe that energy will again do well should inflation persist. Year to date our energy holdings have treated us quite well, though they have been volatile.

Considering this admittedly pessimistic outlook, we are holding a fair bit of cash. Our goal is to deploy it in good companies at excellent prices when others retreat from the market. With the Federal Reserve still increasing the price of borrowing and withdrawing cash from the system we think that opportunity is ahead of us. We expect to hear more about the state of the economy over the next several weeks as companies begin reporting quarterly results in early July. We’ll let you know next quarter what we learn.

As always, if you have questions or comments, write or give us a call. We’d love to hear from you.

With our best wishes for your continued success and good health,

Jeff Muhlenkamp, Portfolio Manager	Ron Muhlenkamp, Founder
Muhlenkamp & Company, Inc.	Muhlenkamp & Company, Inc.

The comments made in this letter are opinions and are not intended to be investment advice or a forecast of future events.

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Management Discussion of Fund Performance for the First Half of 2022
(Unaudited)	July 7, 2022

For the first half of 2022 the Muhlenkamp Fund returned -2.31% after fees while the S&P 500 returned -19.96% for a relative outperformance of 17.65%.

The first half of 2022 saw accelerating inflation with the December 2021 Consumer Price Index (CPI) increasing 7% year-over-year and the May 2022 CPI increasing 8.6% year-over-year. This high and accelerating inflation prompted the U.S. Federal Reserve to raise the Federal Funds rate to combat it. The Federal Funds rate has increased from .25% in February to 1.75% in June after three rate hikes. The Federal Reserve has also begun to reduce the size of its balance sheet, which will have the effect of withdrawing dollars from the financial markets. Market-derived interest rates have similarly risen, with the yield on the U.S. 10-year Treasury bond increasing from approximately 1.5% in early January to approximately 3% in late June. Mortgage rates have also increased from approximately 3.2% in January to 5.5% in late June. The average cost of a gallon of gasoline in the U.S. has risen from roughly $3.60 at the beginning of the year to $5.30 in late June. Some of the rise in gasoline prices was undoubtedly the result of the Russia-Ukraine War and the sanctions placed on Russian energy supplies by NATO countries. Regardless of the cause, higher energy prices and higher interest costs are pinching U.S. consumers.

Financial markets, in our opinion, focused on three ideas sequentially during the first half of 2022. First, the markets were dominated by a sell-off in high-growth speculative assets (including crypto-currencies and profitless technology companies). During this period less expensive and cash flow positive companies outperformed the indices in the marketplace. Then, as inflation went from being “transitory” to being the public enemy number one, inflation hedges, particularly energy, did very well. Finally, in June, leading economic indicators began to weaken and fears of recession increased at which time economically sensitive companies, including energy, sold off while consumer staples, utilities, and real estate outperformed.

On average during the six-month period the Fund was overweight the Industrial, Energy, Materials, and Health Care sectors and underweight the Technology, Communications Services, Consumer Discretionary, Consumer Staples, Utilities, and Real Estate sectors relative to its benchmark the S&P 500 Index. The Fund also held significant amounts of cash, which the index does not.

During the six-month period the top three contributors to Fund performance were: EQT Corp, up 59% over the period and contributing 1.57% to the portfolio, McKesson Corp, up 31.6% over the period and contributing 1.51% to the portfolio, and Occidental Petroleum Corp, up 50.5% over the period and contributing 1.35% to the portfolio. The top three detractors from Fund performance were: Meritage Homes Corp, which declined 45.76% over the period and reduced Fund performance by 1.55%, Microchip Technology Inc., which declined 32.77% over the period and

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reduced Fund performance by 1.04%, and Lennar Corp., which declined 41.24% over the period and reduced Fund performance by .95%. The Fund did not employ any options during this period.

S&P 500® Index – The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

CPI – The Consumer Price Index (“CPI”) measures the average change in prices over time that consumers pay for a basket of goods and services, commonly known as inflation. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small-cap and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 16 for a complete list of Fund holdings.

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A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 6/30/12 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.
____________
*	Unaudited

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Average Annual Total Returns (Unaudited)
as of June 30, 2022

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*
Return Before Taxes	5.58%	14.78%	9.07%	7.99%	8.91%
S&P 500® Index**	-10.62%	10.60%	11.31%	12.96%	10.38%
Consumer Price Index***	9.06%	4.98%	3.88%	2.59%	2.72%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted and can be obtained by calling 1-800-860-3863.

*	Operations commenced on November 1, 1988.
**
The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***	Consumer Price Index – U.S. CPI Consumer NSA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

Gross Expenses: 1.30%; Net Expenses: 1.14%. Muhlenkamp & Company, Inc. (the “Adviser”) has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

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Annual Returns Since Inception(1)
(Unaudited)

One-Year Period
Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	-14.90%	-3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	-7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	-9.10%	3.39%
2001	9.35%	-11.89%	1.55%
2002	-19.92%	-22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	-9.66%	5.49%	4.08%
2008	-40.39%	-37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	-4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	-6.21%	1.38%	0.73%
2016	-3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	-13.29%	-4.38%	1.91%
2019	14.39%	31.49%	2.29%
2020	11.86%	18.40%	1.36%
2021	29.02%	28.71%	7.04%
2022(2)	-2.31%	-19.96%	6.28%

(1)	Operations commenced on November 1, 1988.
(2)	For the six months ending June 30, 2022.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 – June 30, 2022).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
June 30, 2022 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/2022	6/30/2022	1/1/2022 – 6/30/2022(1)
Actual(2)	$1,000.00	$ 976.90	$5.39
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.34	$5.51

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended June 30, 2022 of -2.31%.

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ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2022 (Unaudited)

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

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STATEMENT OF ASSETS & LIABILITIES
June 30, 2022 (Unaudited)

ASSETS
Investments, at value (Cost: $209,782,694)	$264,059,625
Dividends and interest receivable	233,934
Receivable for capital shares sold	14,549
Cash	7,795
Prepaid expenses	27,583
Total assets	264,343,486

LIABILITIES
Payable to investment adviser	205,656
Payable for capital shares redeemed	163,146
Payable for fund administration & accounting fees	36,663
Payable for transfer agent fees & expenses	21,186
Payable for custody fees	5,558
Payable for trustee fees	4,331
Payable for compliance fees	2,423
Accrued expenses	37,426
Total liabilities	476,389
Net assets	$263,867,097

NET ASSETS
Paid-in capital	$192,883,526
Total distributable earnings	70,983,571
Net assets	$263,867,097
Shares issued and outstanding(1)	4,721,436
Net asset value, redemption price and offering per share	$55.89

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income		$1,334,280
Less: Foreign taxes withheld		(2,751)
Interest income		165,909
Total investment income		1,497,438
EXPENSES:
Investment advisory fees (See Note 3)	$1,218,475
Fund administration &
accounting fees (See Note 3)	107,685
Transfer agent fees & expenses (See Note 3)	86,028
Postage & printing fees	16,021
Federal & state registration fees	13,223
Audit fees	10,679
Trustee fees	9,226
Compliance fees (See Note 3)	7,421
Custody fees (See Note 3)	6,516
Legal fees	5,880
Other expenses	3,967
Insurance fees	1,453
Total expenses before waiver	1,486,574
Less: waiver from
investment adviser (See Note 3)	(146,252)
Net expenses		1,340,322
NET INVESTMENT INCOME		157,116
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized gain on investments sold		16,895,307
Net change in unrealized
appreciation/depreciation on investments		(25,827,243)
Net realized and unrealized loss on investments		(8,931,936)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(8,774,820)

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
OPERATIONS:
Net investment income (loss)	$157,116	$(167,528)
Net realized gain on investments sold	16,895,307	20,995,943
Net change in unrealized
appreciation/depreciation on investments	(25,827,243)	28,721,779
Net increase (decrease) in net assets
resulting from operations	(8,774,820)	49,550,194
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	95,931,451	7,705,870
Proceeds from reinvestments of distributions	—	13,492,799
Payment for shares redeemed	(25,407,185)	(23,135,184)
Payment for redemptions in-kind(1)	—	(11,304,528)
Net increase (decrease) in net assets
resulting from capital share transactions	70,524,266	(13,241,043)
DISTRIBUTIONS TO SHAREHOLDERS:	—	(14,667,741)
TOTAL INCREASE IN NET ASSETS	61,749,446	21,641,410
NET ASSETS:
Beginning of period	202,117,651	180,476,241
End of period	$263,867,097	$202,117,651

(1)	Two redemptions in-kind took place during the Fund’s fiscal year ending December 31, 2021. The first occurred on May 12, 2021 and the second occurred on August 31, 2021.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

	Six Months
	Ended		Year Ended December 31,
	June 30, 2022		2021		2020		2019		2018		2017
PER SHARE DATA:	(Unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$57.21		$47.79		$47.12		$41.71		$55.21		$48.47
INVESTMENT
OPERATIONS:
Net investment income (loss)	0.03		(0.05)		0.11		0.18		0.12		0.20
Net realized and unrealized
gains (losses) on investments	(1.35)		13.91		5.47		5.82		(7.49)		8.92
Total from
investment operations	(1.32)		13.86		5.58		6.00		(7.37)		9.12
LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.13)		(0.19)		(0.16)		(0.19)
Realized gains	—		(4.44)		(4.78)		(0.40)		(5.97)		(2.19)
Total distributions	—		(4.44)		(4.91)		(0.59)		(6.13)		(2.38)
NET ASSET VALUE,
END OF PERIOD	$55.89		$57.21		$47.79		$47.12		$41.71		$55.21
TOTAL RETURN	-2.31	%(4)	29.02%		11.86%		14.39%		-13.29%		18.77%
SUPPLEMENTAL DATA
AND RATIOS:
NET ASSETS, END OF
PERIOD (in millions)	$264		$202		$180		$185		$188		$259
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Excluding expense
waiver/reductions	1.22	%(5)	1.26%		1.29%		1.28%		1.25%		1.25%
Including expense
waiver/reductions	1.10	%(5)	1.10%		1.10	%(1)	1.12	%(1)(2)	1.20	%(1)	1.21	%(1)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Including expense
waiver/reductions	0.13	%(5)	(0.08)%		0.24%		0.38%		0.20%		0.37%
PORTFOLIO TURNOVER RATE	4.92	%(4)	8.06	%(3)	24.64%		40.19%		9.55%		19.32%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund (See Note 8).
(2)	Prior to February 28, 2019, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%.
(3)	Excludes value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on May 12, 2021 and August 31, 2021.
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
June 30, 2022 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 51.2%

Auto Components — 2.5%
Tenneco, Inc. — Class A (a)	379,581	$6,513,610

Chemicals — 2.9%
Dow, Inc.	146,575	7,564,736

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc. — Class B (a)	25,338	6,917,781

Energy Equipment & Services — 2.8%
Schlumberger Ltd. (b)	203,691	7,283,990

Health Care Providers & Services — 9.1%
CVS Health Corporation	72,342	6,703,210
McKesson Corporation	27,358	8,924,453
UnitedHealth Group, Inc.	16,413	8,430,209
		24,057,872

Machinery — 1.2%
Wabtec Corporation	37,636	3,089,163

Marine — 2.5%
Kirby Corporation (a)	109,316	6,650,785

Metals & Mining — 2.8%
Franco-Nevada Corporation (b)	28,658	3,770,820
Royal Gold, Inc.	34,211	3,653,050
		7,423,870

Oil, Gas & Consumable Fuels — 7.9%
Cameco Corporation (b)	103,694	2,179,648
EQT Corporation (a)	289,530	9,959,832
Occidental Petroleum Corp.	149,800	8,820,224
		20,959,704

Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	85,770	6,604,290

Semiconductors & Semiconductor Equipment — 3.5%
Broadcom, Inc.	10,364	5,034,935
Microchip Technology, Inc.	72,456	4,208,244
		9,243,179

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 51.2% (Continued)

Software — 2.0%
Microsoft Corporation	20,208	$5,190,021

Technology Hardware & Equipment — 2.3%
MasTec, Inc. (a)	84,615	6,063,511

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	35,896	4,907,701

Thrifts & Mortgage Finance — 1.4%
NMI Holdings, Inc. (a)	218,387	3,636,143

Trading Companies & Distributors — 3.4%
Rush Enterprises, Inc. — Class A	188,000	9,061,600
Total Common Stocks
(Cost $81,547,383)		135,167,956

EXCHANGE TRADED FUND — 2.3%
Alerian MLP
Total Exchange Traded Fund
(Cost $5,379,420)	175,204	6,035,778

SHORT-TERM INVESTMENT — 46.6%
First American Government Obligations
Fund — Class X, 1.29% (c)
Total Short-Term Investment
(Cost $122,855,891)	122,855,891	122,855,891
TOTAL INVESTMENTS
(Cost $209,782,694) — 100.1%		264,059,625
Other Assets & Liabilities, Net — (0.1)%		(192,528)
TOTAL NET ASSETS — 100.0%		$263,867,097

(a)	Non-income producing security.
(b)	Foreign company.
(c)	The rate shown is the annualized seven day effective yield as of June 30, 2022.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 2022 (Unaudited)

1.	ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$135,167,956	$—	$—	$135,167,956
Exchange-Traded Fund	6,035,778	—	—	6,035,778
Short-Term Investment	122,855,891	—	—	122,855,891
Total Investments
in Securities	$264,059,625	$—	$—	$264,059,625

Refer to the Schedule of Investments for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital. The proper classification of MLP distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

d.
Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2022 the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2022 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2018.

e.	Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

f.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

g.
Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended June 30, 2022, no long options contracts were purchased, and no written option contracts were opened. The Fund’s average monthly notional value of written option contracts for the period ended June 30, 2022, was $0.

i.
Regulatory Update — In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

3.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund (the “Expense Cap”). After February 28, 2023, the Expense Cap is scheduled to increase to 1.20%, unless the Adviser voluntarily elects to extend the current Expense Cap for another year.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
July-December 2022	$169,157
January-December 2023	$304,035
January-December 2024	$318,386
January-June 2025	$146,252

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the period ended June 30, 2022 are disclosed in the Statement of Operations.

4.	LINE OF CREDIT
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 22, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 4.75% as of June 30, 2022. The interest rate during the period was between 3.25% and 4.75%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the period ended June 30, 2022, the Fund did not have any borrowings under the LOC.

On July 22, 2022, the Fund renewed the LOC through July 21, 2023.

5.	CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Shares outstanding, beginning of period	3,533,135	3,776,730
Shares sold	1,629,098	134,926
Dividends reinvested	—	236,136
Shares redeemed	(440,797)	(416,215)
Shares redeemed in-kind	—	(198,442)
Shares outstanding, end of period	4,721,436	3,533,135

6.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2022, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$8,807,660	$48,931,948

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

7.	FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2021, the Fund’s most recently completed fiscal year end, the Fund did not have a capital loss carryover.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$122,231,685
Gross tax unrealized appreciation	$84,411,611
Gross tax unrealized depreciation	(4,307,426)
Net tax unrealized appreciation on investments	80,104,185
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated loss	(345,794)
Total distributable earnings	$79,758,391

Any temporary book basis and tax-basis differences are attributable primarily to grantor trust income and straddle loss deferrals.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended	Year Ended
	June 30, 2022	December 31, 2021
Ordinary Income*	$—	$2,146,563
Long-term capital gain	$—	$12,521,178

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2022 (Unaudited)

8.	EXPENSE REDUCTIONS
Expenses for the fiscal years ending 2017-2020 were reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts needed to meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that did not meet one of these three criteria were charged a $15 minimum account maintenance fee. This fee was used to lower the Fund’s expense ratio for the fiscal years ending 2017-2020.

9.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

10.	GENERAL RISK
The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 22-23, 2022, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. (“Muhlenkamp” or the “Adviser”) regarding the Muhlenkamp Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 11, 2022, the Trustees received and considered information from Muhlenkamp and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Muhlenkamp resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Muhlenkamp and

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

conference calls between the Board and Muhlenkamp, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, the investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees also considered the shareholder services that Muhlenkamp provides to shareholders of the Fund. The Trustees also considered the experience of Mr. Jeffrey Muhlenkamp, the Fund’s portfolio manager. The Trustees reviewed Muhlenkamp’s financial statements, capitalization and assets under management and concluded that Muhlenkamp has sufficient resources to service the Fund. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp. In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and as compiled by Barrington Partners (the “Morningstar BP Cohort”), and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund. When reviewing the Fund’s performance against the Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group. The Trustees noted the Fund had underperformed the Morningstar BP Cohort average for the one-year, three-year, five-year and ten-year periods ended September 30, 2021.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

The Trustees considered the Fund’s performance compared to its benchmarks, noting that the Fund outperformed the S&P 500 Index for the year-to-date period ended September 30, 2021, but underperformed the S&P 500 Index for the one-year, three-year, five-year, ten-year and since inception periods ended December 31, 2020. The Trustees also noted that the Fund had achieved positive absolute returns over each of the periods reviewed. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp’s profitability from services that Muhlenkamp rendered to the Fund during the 12-month period ended September 30, 2021. The Trustees also considered the effect of an expense limitation agreement on Muhlenkamp’s compensation, noting that Muhlenkamp had contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. In that regard, the Trustees noted that Muhlenkamp had waived a portion of its management fees during the one-year period ended September 30, 2021. The Trustees further considered the management fees that Muhlenkamp charges to separately managed accounts with similar investment strategies as that of the Fund are less than or equal to the advisory fee that the Fund pays to Muhlenkamp. The Trustees also took into account that Muhlenkamp has additional responsibilities with respect to the Fund, including additional compliance obligations, the preparation of Board and shareholder materials, and substantial direct shareholder communications and services which utilize additional Adviser resources, which justifies the higher fee. The Trustees concluded that Muhlenkamp’s service relationship with the Fund yields a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar BP Cohort. The Trustees noted the Fund’s advisory fee was higher than the Morningstar BP Cohort average management fees. They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the Morningstar BP Cohort. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range borne by funds in the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp’s advisory fee continues to be reasonable.

MUHLENKAMP FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the Investment Advisory Agreement includes breakpoints in the management fee once the Fund has $300 million in assets. The Trustees determined that the breakpoint structure of the Fund’s investment advisory fee had the potential to share such economies of scale with Fund shareholders.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material benefits from its relationship with the Fund.

MUHLENKAMP FUND

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK
MANAGEMENT PROGRAM (Unaudited)
Muhlenkamp & Company, Inc.

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Muhlenkamp Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Muhlenkamp & Company Inc. (“Muhlenkamp”) as the administrator of the Program (the “Program Administrator”). Personnel of Muhlenkamp or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Muhlenkamp Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report. The Report did describe certain changes in the composition of the Muhlenkamp Liquidity Risk Management Committee during the Reporting Period.

Under the Program, Muhlenkamp manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Muhlenkamp provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Muhlenkamp Liquidity Risk Management Committee and its personnel oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the

MUHLENKAMP FUND

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK
MANAGEMENT PROGRAM (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Reporting Period, including in connection with recording investment classifications on Form N-PORT. Muhlenkamp’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund did effect redemptions in-kind during the Reporting Period but that they were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

MUHLENKAMP FUND

ADDITIONAL INFORMATION
Six Months Ended June 30, 2022 (Unaudited)

1.	BROKER COMMISSIONS
For the period ended June 30, 2022, the Fund paid $11,501 in broker commissions. These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1/2 cent per Fund share and the Fund’s net expense ratio would have increased from 1.10% to 1.11%.

2.	INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

3.	AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.

This Page Intentionally Left Blank.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 1-800-860-3863.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    August 31, 2022

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    August 31, 2022